UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 29, 2014

NOW INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36325	46-4191184
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7402 North Eldridge Parkway Houston, Texas	77041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 281-823-4700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 30, 2014, National Oilwell Varco, Inc (“NOV”) completed its previously announced separation of its distribution business, NOW Inc. (“NOW”), from its other businesses. NOV completed the separation by way of a pro rata distribution of all of the outstanding shares of NOW common stock to NOV’s stockholders. On May 30, 2014, the NOV stockholders of record as of 5:00 p.m. Eastern Time on May 22, 2014 (the “Record Date”) received one share of NOW common stock for every four shares of NOV common stock held as of the Record Date. The common stock of NOW is listed for trading on the New York Stock Exchange under the symbol “DNOW”.

In connection with the spin-off, NOW entered into several definitive agreements with NOV that, among other things, set forth the terms and conditions of the spin-off and provide a framework for NOW’s relationship with NOV after the spin-off, including the following agreements:

•	Separation and Distribution Agreement

•	Transition Services Agreement

•	Tax Matters Agreement

•	Employee Matters Agreement

•	Master Distributor Agreement

•	Master Services Agreement

A more comprehensive summary of certain important terms of the definitive agreements referenced above can be found in the section entitled “Certain Relationships and Related Party Transactions — Agreements Between Us and NOV” in the Information Statement dated as of May 13, 2014 (the “Information Statement”). The Information Statement is filed with this Current Report on Form 8-K as Exhibit 99.1. The summary is qualified in its entirety by reference to the agreements filed with this Current Report on Form 8-K as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4, and 10.5, each of which is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the time the registration statement on Form 10 of NOW was declared effective, the members of the Company’s board of directors (the “Board”) consisted of Merrill A. Miller, Jr., Robert R. Workman, Rodney W. Eads and J. Wayne Richards. On May 30, 2014, the sole stockholder of the Company adopted resolutions that increased the size of the Board from four members to nine members and, to fill the resulting vacancies, appointed Richard Alario, Terry Bonno, James Crandell, Galen Cobb and Michael Frazier to the Board.

Terry Bonno, Galen Cobb, and James Crandell have been designated as Class I directors; Michael Frazier, J. Wayne Richards, and Robert R. Workman have been designated as Class II directors; and Richard Alario, Rodney W. Eads and Merrill A. Miller, Jr. have been designated as Class III directors. After the Board’s committee appointments, the Audit Committee is comprised of Rodney W. Eads, Chair, Terry Bonno, Galen Cobb and J. Wayne Richards; the Compensation Committee is comprised of Richard Alario, Chair, James Crandell and Michael Frazier and the Nominating/Corporate Governance Committee is comprised of Michael Frazier, Chair, Richard Alario and James Crandell.

The Board has determined that Messrs. Alario, Crandell, Cobb, Eads, Frazier and Richards and Ms. Bonno each qualify as an independent director under the director independence standards set forth in the rules and regulations of the Securities and Exchange Commission (“SEC”) and the applicable listing standards of the New York Stock Exchange (“NYSE”). The Board also determined that each of Messrs. Eads, Cobb and Richards and Ms. Bonno satisfy the accounting expertise, financial literacy and other requirements for audit committee members under the rules and regulations of the SEC and the applicable NYSE rules. The Board also determined that Messrs. Alario, Crandell, Cobb, Eads, Frazier and Richards and Ms. Bonno are “outside directors” under the requirements of Section 162(m) of the Internal Revenue Code of 1986 and “non-employee directors” as such term is defined by the rules and regulations of the SEC.

On May 30, 2014, NOW entered into employment agreements with its executive officers, Merrill A. Miller, Jr., Robert R. Workman, Daniel L. Molinaro, Raymond W. Chang, and David A. Cherechinsky. Each of the employment agreements provides for compensation, including base salary, annual bonus and long-term incentive awards, consistent with the compensation programs described in the Information Statement attached hereto. Upon termination of employment for good reason or other than for cause, death or disability (each as defined in the applicable employment agreement), each of Mr. Miller and Mr. Workman would be entitled to, among other things, an aggregate lump sum cash payment equal to the sum of his base salary through the termination date to the extent not yet paid, 50% of such base salary, any accrued vacation pay to the extent not previously paid, an amount equal to 3 times his base salary, and an amount equal to 3 times any employer matching contributions that could have been credited to him under the Company’s 401(k) savings plan and other supplemental retirement plans during the 12 month period immediately preceding the termination date. Upon termination of employment for good reason or other than for cause, death or disability (each as defined in the applicable employment agreement), each of the other executives would be entitled to an aggregate lump sum cash payment calculated in the same manner as Mr. Miller’s and Mr. Workman’s lump sum cash payment except that such executives shall only receive, in the case of Mr. Molinaro and Mr. Chang, 2.5 times their base salary, and, in the case of Mr. Cherechinsky, 1.5 times his base salary. Upon termination of employment for cause (as defined in the applicable employment agreement), each of the executives shall be entitled to his base salary through the date of termination and the amount of any compensation he previously deferred. Furthermore, for each of the executives, in the event of a change of control of NOW and a change in the executive’s responsibilities following such change of control, the executive’s stock options and restricted stock awards will fully vest. Each of the employment agreements include customary confidentiality and non-competition provisions.

The foregoing summary of the employment agreements is qualified in its entirety by reference to the Employment Agreement of Merrill A. Miller, Jr. and the form of Employment Agreement for each of the other executives, each filed with this Current Report on Form 8-K as Exhibits 10.6 and 10.7, respectively, and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the spin-off, on May 29, 2014, NOW amended and restated its certificate of incorporation (the “Amended and Restated Certificate of Incorporation”) and bylaws (the “Amended and Restated Bylaws”). A description of the material provisions of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws can be found in the section entitled “Description of Our Capital Stock” in the Information Statement, which description is incorporated herein by reference.

The description is qualified in its entirety by reference to NOW’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws filed with this Current Report on Form 8-K as Exhibits 3.1 and 3.2, respectively, each of which is incorporated herein by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

In connection with the spin-off, the Board of the Company adopted the Company’s Code of Business Conduct and Ethics for Members of the Board of Directors and Executive Officers (the “Ethics Code”) and the Company’s Code of Ethics for Senior Financial Officers (“Financial Officers Ethics Code”). The Ethics Code applies to all of the Company’s directors and executive officers, including its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The Financial Officers Ethics Code applies to the Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.

The Ethics Code and the Financial Officers Ethics Code have been posted in the Investor Relations section of the Company’s website, www.distributionnow.com, under Corporate Governance. The description is qualified in its entirety by reference to NOW’s Ethics Code and Financial Officers Ethics Code filed with this Current Report on Form 8-K as Exhibits 14.1 and 14.2, respectively, each of which is incorporated herein by reference.

Item 8.01 Other Events

On May 30, 2014, NOW issued a press release announcing completion of the spin-off. A copy of that press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

On May 30, 2014, NOW issued a press release announcing the appointment of new directors to complete the Board. A copy of that press release is attached as Exhibit 99.3 to this Current Report on Form 8-K.

The information in this Item 8.01 of this Current Report (including Exhibits 99.2 and 99.3) is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of the Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that the Company chooses to disclose solely because of Regulation FD.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

2.1	Separation and Distribution Agreement between National Oilwell Varco, Inc. and NOW Inc. dated May 29, 2014.

3.1	NOW Inc. Amended and Restated Certificate of Incorporation.

3.2	NOW Inc. Amended and Restated Bylaws.

10.1	Transition Services Agreement between National Oilwell Varco, Inc. and NOW Inc. May 29, 2014.

10.2	Tax Matters Agreement between National Oilwell Varco, Inc. and NOW Inc. May 29, 2014.

10.3	Employee Matters Agreement between National Oilwell Varco, Inc. and NOW Inc. dated May 29, 2014.

10.4	Master Distributor Agreement between National Oilwell Varco, L.P. and DNOW L.P. dated May 29, 2014.

10.5	Master Services Agreement between National Oilwell Varco, L.P. and DNOW L.P. dated May 29, 2014.

10.6	Employment Agreement of Merrill A. Miller, Jr. dated May 30, 2014.

10.7	Form of Employment Agreement for Executive Officers.

14.1	NOW Inc. Code of Business Conduct and Ethics for Members of the Board of Directors and Executive Officers.

14.2	NOW Inc. Code of Ethics for Senior Financial Officers.

99.1	Information Statement of NOW Inc. dated May 13, 2014.

99.2	NOW Inc. press release dated May 30, 2014 announcing completion of spin-off.

99.3	NOW Inc. press release dated May 30, 2014 announcing appointment of new directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2014	NOW INC.

/s/ Raymond W. Chang
Raymond W. Chang
Vice President and General Counsel

Index to Exhibits

Exhibit Number	Description

2.1	Separation and Distribution Agreement between National Oilwell Varco, Inc. and NOW Inc. dated May 29, 2014.

3.1	NOW Inc. Amended and Restated Certificate of Incorporation.

3.2	NOW Inc. Amended and Restated Bylaws.

10.1	Transition Services Agreement between National Oilwell Varco, Inc. and NOW Inc. May 29, 2014.

10.2	Tax Matters Agreement between National Oilwell Varco, Inc. and NOW Inc. May 29, 2014.

10.3	Employee Matters Agreement between National Oilwell Varco, Inc. and NOW Inc. dated May 29, 2014.

10.4	Master Distributor Agreement between National Oilwell Varco, L.P. and DNOW L.P. dated May 29, 2014.

10.5	Master Services Agreement between National Oilwell Varco, L.P. and DNOW L.P. dated May 29, 2014.

10.6	Employment Agreement of Merrill A. Miller, Jr. dated May 30, 2014.

10.7	Form of Employment Agreement for Executive Officers.

14.1	NOW Inc. Code of Business Conduct and Ethics for Members of the Board of Directors and Executive Officers.

14.2	NOW Inc. Code of Ethics for Senior Financial Officers.

99.1	Information Statement of NOW Inc. dated May 13, 2014.

99.2	NOW Inc. press release dated May 30, 2014 announcing completion of spin-off.

99.3	NOW Inc. press release dated May 30, 2014 announcing appointment of new directors.